Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Stéphane Bancel, Chief Executive Officer of Moderna, Inc. (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

•	the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 (Annual Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 26, 2021	By:	/s/ Stéphane Bancel
Stéphane Bancel
Chief Executive Officer
(Principal Executive Officer)